Exhibit 10.1

AMENDMENT NO. 2 TO THE

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

2016 EQUITY INCENTIVE PLAN

THIS AMENDMENT NO. 2 (the “Amendment”) to the Fusion Telecommunications International, Inc. 2016 Equity Incentive Plan (the “Plan”), is hereby adopted, effective as of July 12, 2018, by the Board of Directors (“Board”) of Fusion Connect, Inc. (f/k/a Fusion Telecommunications International, Inc.), a Delaware corporation (the “Corporation”), pursuant to its authority under Section 14.1 of the Plan.

1.           The name of the Plan is hereby changed to the Fusion Connect, Inc. 2016 Equity Incentive Plan, and all occurrences therein of “Fusion Telecommunications International, Inc.” are hereby replaced with “Fusion Connect, Inc.”

2.           Section 5.3 of the Plan is hereby amended in its entirety and restated to read as follows:

“5.3         Award Limits. Notwithstanding any other provision in the Plan, and subject to adjustment as provided in Section 5.4

(a)           The maximum number of shares of Stock that may be issued as Incentive Stock Options under the Plan shall be 2.2 million shares.

(b)           The aggregate Grant Date Fair Market Value of Awards granted to any one Participant who is a Non-Employee Director during any one fiscal year with respect to one or more Awards shall be $500,000.”

3.           Section 6.2(g) is hereby deleted in its entirety.

4.           Except as specifically amended by this Amendment, the Plan shall remain and continue in full force and effect, and the provisions of the Plan shall not be altered, amended or modified in any way.

5.           This Amendment shall be governed by and construed under the laws of the State of New York without regard to conflict of laws principles.

* * *

To record the adoption of this Amendment to the Plan, the Board has authorized its officers to execute this Amendment as of the date first written above.

FUSION CONNECT, INC. By: /s/ James P. Prenetta, Jr. Name: James P. Prenetta, Jr. Title: Executive Vice President and General Counsel